                                                                    Exhibit 3.23

                                                            Form 204
PATRICIA HOLDINGS PTY LIMITED
ATTN: ROSS DALGLEISH
P O BOX 831
NEUTRAL BAY JUNCTION NSW 2089

                               remove this top section if desired before framing
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Certificate of Registration
of a Company

Corporations Law Sub-section 121(1)

This is to certify that

DANKA BUSINESS SYSTEMS PTY LIMITED

Australian Company Number 073 804 109

is a registered company under Division 1 of Part 2.2 of the Corporations Law of New South Wales and because of its registration it is an incorporated company.

The company is limited by shares.

The company is a proprietary company.

The day of commencement of registration is the thirtieth day of April 1996.


Given under the seal of the Australian Securities Commission on this thirtieth day of April, 1996.


     /s/  Alan Cameron
---------------------------
       Alan Cameron
         Chairman

                                                            Form 245
MINTER ELLISON
ATTN: JOSEPH AMENDOLIA
G P O BOX 521
SYDNEY NSW 2001

                               remove this top section if desired before framing
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Certificate of Registration
on Change of Name

Corporations Law Sub-section 171(12)

This is to certify that

DANKA BUSINESS SYSTEMS PTY LIMITED

Australian Company Number 073 804 109

did on the second day of July 1996 change its name to

DANKA AUSTRALIA PTY LIMITED

Australian Company Number 073 804 109

The company is a proprietary company.

The company is limited by shares.

The company is registered under the Corporations Law of New South Wales and the date of commencement of registration is the thirtieth day of April, 1996.


Given under the seal of the Australian Securities Commission on this second day of July, 1996.


     /s/  Alan Cameron
---------------------------
       Alan Cameron
         Chairman

                                                            Form 245
MINTER ELLISON
ATTN: JOSEPH AMENDOLIA
G P O BOX 521
SYDNEY NSW 2001

                               remove this top section if desired before framing
--------------------------------------------------------------------------------

Certificate of Registration
on Change of Name

Corporations Law Sub-section 171(12)

This is to certify that

DANKA AUSTRALIA PTY LIMITED

Australian Company Number 073 804 109

did on the third day of July 1996 change its name to

DANKA AUSTRALASIA PTY LIMITED

Australian Company Number 073 804 109

The company is a proprietary company.

The company is limited by shares.

The company is registered under the Corporations Law of New South Wales and the date of commencement of registration is the thirtieth day of April, 1996.


Given under the seal of the Australian Securities Commission on this third day of July, 1996.


     /s/  Alan Cameron
---------------------------
       Alan Cameron
         Chairman